                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 1994, which appears on page F-1 of this Registration Statement, in the Registration Statement on Form S-4 of Baxter International, Inc. and the related Proxy Statement/Prospectus.


                                 ERNST & YOUNG





San Diego, California
May 19, 1994



                                      II-7